                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-12


                        AMERICAN CLAIMS EVALUATION, INC.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:
        2)       Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)       Proposed maximum aggregate value of transaction:
        5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

        Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

                        AMERICAN CLAIMS EVALUATION, INC.
                                One Jericho Plaza
                             Jericho, New York 11753

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on October 7, 2003




To the Shareholders of American Claims Evaluation, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Claims Evaluation, Inc., a New York corporation (the "Company"), will be held at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022 on Tuesday, October 7, 2003 at 10:00 a.m., local time, to consider and act upon the following matters:


     (1)  To elect three Directors to the Board of Directors;

     (2) To transact such other business as may properly come before this meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 29, 2003 will be entitled to notice of, and to vote at, the Annual Meeting of Shareholders or at any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED REPLY ENVELOPE.

                                      By Order of the Board of Directors,



                                      GARY J. KNAUER
                                      Secretary


Jericho, New York
September 2, 2003

                        AMERICAN CLAIMS EVALUATION, INC.
                                One Jericho Plaza
                             Jericho, New York 11753


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 October 7, 2003


General

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (New York time) on Tuesday, October 7, 2003 at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about September 2, 2003.

The Company's common shares, par value $.01 per share ("Shares"), are the only outstanding class of voting securities. Holders of record at the close of business on August 29, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 29, 2003, there were issued and outstanding 4,259,800 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the Annual Meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the Annual Meeting. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors. BECAUSE OF THE PERCENTAGE OF BENEFICIAL OWNERSHIP OF SHARES HELD BY DIRECTORS AND MANAGEMENT, ELECTION OF THE DIRECTORS NOMINATED AND REFERRED TO IN THE ACCOMPANYING NOTICE IS ASSURED.


Revocability of Proxies

The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.

Solicitation of Proxies

In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.


           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 29, 2003 by (i) each person known by the Company to beneficially own 5% or more of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

                                        Amount and Nature
Name and Address                          of Beneficial      Percent of Voting
of Beneficial Owner                      Ownership (1)(4)     Securities (1)
-------------------------------------   -----------------    -----------------

Gary Gelman (2)                                3,346,400           63.0%
Peter Gutmann (2)                                116,000(3)         2.7%
Edward M. Elkin (2)                               96,200            2.2%
Gary J. Knauer (2)                               120,000            2.7%
J. Morton Davis                                  388,024(5)         9.1%
Kinder Investments, L.P.                         292,500(6)         6.9%
All executive officers and directors
   as a group (four persons)                   3,678,600           66.0%

(1) Based on a total of 4,259,800 Shares issued and outstanding as of August 29, 2003. In addition, 1,316,000 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended.

(2) Address is c/o American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753.

(3) Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(4) Includes the presently exercisable portions of outstanding stock options (aggregating 1,316,000 Shares) which, in the case of Messrs. Gelman, Gutmann, Elkin, and Knauer are 1,050,000, 70,000, 76,000 and 120,000
     Shares, respectively.

(5) 386,924 of these Shares are owned of record by D.H. Blair Investment Banking Corp., whose address is 44 Wall Street, New York, NY ("Blair Investment"). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported that Blair Investment's Shares may be deemed to be beneficially owned by him. Mr. Davis owns 1,100 Shares directly.

(6) These Shares are owned of record by Kinder Investments, L.P. ("Kinder"), Nesher, LLC, the general partner of Kinder ("Nesher") and Dov Perlysky, the managing member of Nesher ("Perlysky"). The reporting parties' business address is 100 Park Avenue, New York, NY. Nesher and Kinder may be deemed to beneficially own 292,500 Shares. Perlysky may be deemed to beneficially own 292,572 Shares, consisting of 292,500 Shares owned directly by Kinder and 72 Shares owned directly by Perlysky's wife.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that the Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. Each nominee is currently serving as a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

    Name                                  Age     Position(s) with the Company
    ---------------------------------    -----    ----------------------------
    Gary Gelman                            56     Chairman of the Board,
                                                  President and
                                                  Chief Executive Officer

    Edward M. Elkin, M.D.                  64     Director

    Peter Gutmann                          74     Director



Nominees for Election as Directors

Gary Gelman, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer and a principal of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College. Since 1996, Mr. Gelman has been Chairman of the Board of Directors of Misonix, Inc., a publicly traded company engaged in the design, development and manufacturing of ultrasonic devices including medical instruments.

Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. from Harvard College and his M.D. from New York University School of Medicine.

Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. from Williams College, a B.S. from Massachusetts Institute of Technology, an M.A. from Columbia University and a PhD. from Harvard University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

Meetings and Committees of the Board

The Board of Directors held three meetings during the fiscal year commencing April 1, 2002 and ending March 31, 2003 ("Recent Fiscal Year"). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended those meetings.

The Audit Committee of the Board of Directors, consisting of Messrs. Gutmann and Elkin, held three meetings during the Recent Fiscal Year. The functions of the Audit Committee include recommending to the Board the engagement of independent auditors, reviewing the plan and results of audits with the Company's auditors, reviewing the Company's accounting and internal control procedures and approving services to be performed by the Company's auditors and related fees. The Audit Committee is entirely made up of independent directors as required under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee is governed by a written charter approved by the Board of Directors.

The Company has no Compensation Committee, Nominating Committee or committees performing similar functions.


Director Compensation

The Company's policy is to pay its non-employee directors a uniform fee of $400 for each Board of Directors' meeting and/or Audit Committee meeting attended in person.


Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission. Based on its review of the copies of such forms it has received, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.


                        EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:


    Name                             Age           Position
    -----------------------       -----------      --------------------------
    Gary Gelman                       56           Chairman of the Board,
                                                   President and
                                                   Chief Executive Officer

    Gary J. Knauer                    44           Chief Financial Officer,
                                                   Treasurer and Secretary


For a description of Mr. Gelman's business experience, see "Election of Directors-Nominees for Election as Directors."

Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified Public Accountant and holds a B.S. from Binghamton University. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.

Each of the Company's executive officers is to serve until the next Annual Meeting of Shareholders or until his earlier resignation or removal.


                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued to the Company's Chief Executive Officer and another executive officer (the "Named Executive Officers") with annual compensation exceeding $100,000 for the fiscal years ended March 31, 2003, 2002 and 2001:

                                                        Long-Term
                                                       Compensation
                               Annual Compensation        Awards
                            -------------------------- ------------
                                          Other Annual  Securities   All Other
Name and            Fiscal  Salary  Bonus Compensation  Underlying  Compensation
Principal Position   Year    ($)     ($)     ($)(1)    Options (#)     ($)(2)
------------------  ------  ------  ----- ------------ -----------  ------------
Gary Gelman
    Chairman,        2003  $244,311   -         -        500,000       $2,496
    President        2002   244,311   -         -           -           2,546
    and CEO          2001   244,311   -         -        250,000        2,511

Gary J. Knauer
    Treasurer,       2003  $111,462   -         -         50,000       $1,672
    Secretary        2002   106,081   -         -           -           1,340
    and CFO          2001    98,595   -         -         25,000        1,403

(1) The aggregate of all perquisites and other personal benefits provided by the Company were not greater than either $50,000 or 10% of the total annual salary and bonus reported in this table for the respective Named Executive Officers.

(2) Consists of matching contributions made by the Company under the 401(k) plan.


Employment Agreements

Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company. The employment agreement is in effect through June 6, 2004, and is automatically renewable for successive one year terms unless the Company or Mr. Gelman gives the other notice of intention to terminate the agreement at the end of the then-current term.

The following table summarizes the grants of stock options made during Fiscal 2003 to the Named Executive Officers:


                                       Option Grants in Last Fiscal Year

                                                               % of Total
                                                                Options
                                        Number of              Granted to
                                  Securities Underlying       Employees in         Exercise       Expiration
Name                               Options Granted (#)        Fiscal Year        Price ($/sh)        Date
-----------------------------   -------------------------   ----------------    --------------   ------------
Gary Gelman                              500,000                 82.5%              $1.80          6/6/2012
    Chairman,
    President and CEO

Gary J. Knauer                            50,000                  8.3%              $1.80          6/6/2012
    Treasurer,
    Secretary and CFO


                 Aggregated Option Exercises in Last Fiscal Year
                            and FY-End Option Values

The following table summarizes the number and value of unexercised stock options at March 31, 2003 for the Named Executive Officers:

                                                                     Number of
                                                                     Securities               Value of
                                                                     Underlying             Unexercised
                                                                    Unexercised             In-the-Money
                                                                     Options at              Options at
                                    Shares           Value           FY-End (#)            FY-End ($)(1)
                                   Acquired        Realized         Exercisable/            Exercisable/
Name                            on Exercise (#)       ($)          Unexercisable           Unexercisable
----------------------------- ------------------- ----------  ----------------------- ----------------------
Gary Gelman
    Chairman,
    President and CEO                  -               -             1,150,000/-              $111,000/-

Gary J. Knauer
    Treasurer,
    Secretary and CFO                  -               -            111,250/68,750               -/-


(1) The closing price of the Company's Shares on March 31, 2003 as reported by the Nasdaq SmallCap Market was $1.62 per Share.

       Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of March 31, 2003 with respect to compensation plans under which Shares of the Company may be issued.

                                                                                             Number of
                                 Number of securities to        Weighted-average       securities remaining
                                 be issued upon exercise       exercise price of       available for future
                                 of outstanding options,      outstanding options,     issuance under equity
        Plan category              warrants and rights        warrants and rights        compensation plans
        -------------              -------------------        -------------------        ------------------
 Equity compensation plans
 approved by security
 holders                                 1,488,500                    $1.95                    189,000

 Equity compensation plans
 not approved by security
 holders                                         0                     N/A                           0

            Total                        1,488,500                    $1.95                    189,000


                           AUDITORS

Under the recommendation of the Audit Committee, the Board of Directors has continued to retain the firm of KPMG LLP to act as the Company's independent auditors. A representative of such firm is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he or she so desires.


Audit Fees

The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended March 31, 2003 and the reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-QSB during the year ended March 31, 2003 were $26,000.


Financial Information Systems Design and Implementation Fees

The Company did not engage KPMG LLP to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2003.


All Other Fees

The Company did not engage KPMG LLP to provide any other professional services to the Company during the fiscal year ended March 31, 2003.

The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.


                             AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2003 with the Company's management. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the independent accountants. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and discussed with the accountants their independence from the Company and its management.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Audit Committee
Peter Gutmann
Edward M. Elkin


                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. The Company will provide, free of charge, to all shareholders a copy of its Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended March 31, 2003, upon written request of such shareholder to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.

                              SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company on or before May 4, 2004 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2004 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before July 19, 2004, unless the 2004 Annual Meeting is not held within 30 days before or after the anniversary date of the 2003 Annual Meeting.

                                           By Order of the Board of Directors,



                                           Gary J. Knauer,
                                           Secretary

September 2, 2003
Jericho, New York

PROXY

                        AMERICAN CLAIMS EVALUATION, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Peter Gutmann and Edward M. Elkin as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of American Claims Evaluation, Inc. held of record by the undersigned on August 29, 2003 at the Annual Meeting of Shareholders to be held on October 7, 2003 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------
1.  Election of Directors: Gary Gelman, Peter Gutmann and Edward M. Elkin

FOR all                 WITHHOLD             Instruction:  To withhold authority
Nominees listed         AUTHORITY            to vote for any individual nominee
(except as marked       to vote for all      or nominees, write such name(s) in
to the contrary)        Nominees listed      the line(s) provided below:

      [ ]                    [ ]
                                             -----------------------------------


                                             -----------------------------------

--------------------------------------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.


--------------------------------------
             (Signature)

--------------------------------------
     (Signature if held jointly)

Dated:
       -------------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears on the Proxy.


                PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
           RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.